SUPPLEMENT DATED AUGUST 16, 2004 TO THE
                                                    PROSPECTUS DATED MAY 3, 2004

                                       SCUDDER ADVOCATE REWARDS VARIABLE ANNUITY


The following information supplements, and if inconsistent, replaces the information in the Annuity contract prospectus. Please retain this supplement and keep it with the prospectus for future reference.

THE VARIABLE FUNDING OPTIONS

The following portfolios of Scudder Variable Series II are being offered as Variable Funding Options as of August 16, 2004:

      o   Scudder Conservative Income Strategy Portfolio - Class B
      o   Scudder Growth & Income Strategy Portfolio - Class B
      o   Scudder Growth Strategy Portfolio - Class B
      o   Scudder Income & Growth Strategy Portfolio - Class B

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

The optional Guaranteed Minimum Accumulation Benefit rider is being offered as of August 16, 2004 in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Guaranteed Minimum Accumulation Benefit rider may also be referred to as "Guaranteed Asset Protector (GAP)" rider for marketing purposes.


August 2004                                                              L-23196